UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Indemnification Agreements with Directors and Officers

Radisys Corporation (the “Company”) has entered into or expects to enter into, effective as of December 13, 2011, indemnification agreements with, among others, each member of its Board of Directors and certain executive officers . The directors, consisting of Michel Dagenais, also Chief Executive Officer, C. Scott Gibson, Richard J. Faubert, Scott C. Grout, Dr. William W. Lattin, Kevin C. Melia, Carl W. Neun, David Nierenberg, M. Niel Ransom and Lorene K. Steffes, and Brian J. Bronson, President and Chief Financial Officer, each entered into an indemnification agreement in the form attached as Exhibit 10.1. In addition, John Major, Vice President, Global Operations, Fred Barden, Vice President, Global Sales, Amit Agarwal, Vice President/General Manager, Software & Professional Services and Keate Despain, Vice President/General Manager, Platforms, each entered into an indemnification agreement in the form attached as Exhibit 10.2.
Each indemnification agreement, among other matters, requires the Company to (1) indemnify the indemnitee against certain liabilities that may arise by reason of the indemnitee's status or service as a director, officer or employee of the Company and (2) to advance the indemnitee's expenses incurred as a result of a proceeding as to which he or she may be indemnified. The indemnification agreements also contain other provisions customary for such agreements, and, pursuant to the indemnification agreements in the form attached as Exhibit 10.1, the Company is obligated to use commercially reasonable efforts to provide directors' and officers' liability insurance with specified coverage and to provide certain procedures and funding arrangements in the event of a change of control or potential change of control of the Company under the circumstances specified therein. The indemnification agreements are intended to provide indemnification rights to the fullest extent permitted under applicable law, including the applicable indemnification rights statutes in the State of Oregon, and are in addition to any rights such executive officers or directors may have under the Company's Second Restated Articles of Incorporation, as amended, and Restated Bylaws, as amended.
The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the text of the forms of the indemnification agreements attached as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information contained in “Item 1.01 Entry into a Material Definitive Agreement - Indemnification Agreements with Directors and Officers” is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
10.1	Form of Indemnification Agreement (for directors and the CEO/CFO).
10.2	Form of Indemnification Agreement (for other executive officers).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

RADISYS CORPORATION
Date:	December 14, 2011	By:	/s/ Brian Bronson
Brian Bronson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Indemnification Agreement (for directors and the CEO/CFO).
10.2	Form of Indemnification Agreement (for other executive officers).